Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.5472%


        Excess Protection Level
          3 Month Average  4.63%
          June, 1999  3.82%
          May, 1999  6.04%
          April, 1999  4.04%


        Cash Yield                                  17.44%


        Investor Charge Offs                        5.06%


        Base Rate                                   8.55%


        Over 30 Day Delinquency                     4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,888,448,838.93